SECURITIES AND EXCHANGE COMMISSION
                                UNITED STATES
                           Washington, DC   20549

                                  FORM 8-K/A

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported)        June 6, 1997

                          REGENCY REALTY CORPORATION
           (Exact name of registrant as specified in its charter)



       Florida                       1-12298                   59-3191743
(State or other jurisdiction        Commission               (IRS Employer
     of incorporation)             File Number)             Identification No.)


  121 West Forsyth Street, Suite 200
         Jacksonville, Florida                                    32202
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number including area code:            (904)-356-7000



                                 Not Applicable
        (Former name or former address, if changed since last report)

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

A.      Financial Statements

        (a)    OAKLEY PLAZA
               Audited Statement of Revenues and Certain Expenses for the year ended December 31, 1996.

        (b)    MARINER'S VILLAGE SHOPPING CENTER
               Audited Statement of Revenues and Certain Expenses for the year ended December 31, 1996.

        (c)    CARMEL COMMONS SHOPPING CENTER
               Audited Statement of Revenues and Certain Expenses for the year ended December 31, 1996.

        (d)    MAINSTREET SQUARE SHOPPING CENTER
               Audited Statement of Revenues and Certain Expenses for the year ended December 31, 1996.

        (e)    EASTPORT PLAZA SHOPPING CENTER
               Audited Statement of Revenues and Certain Expenses for the year ended December 31, 1996.

        (f)    HYDE PARK PLAZA
               Audited Statement of Revenues and Certain Expenses for the year ended December 31, 1996.

B.      Pro Forma Financial Information

        (a)    REGENCY REALTY CORPORATION

               Pro Forma Consolidated Balance Sheet, June 30, 1997 (unaudited)

               Pro Forma Consolidated Statements of Operations for the Six Month Period ended June 30, 1997 and the Year ended December 31, 1996 (unaudited)

C.      Exhibits

        23.    Consent of KPMG Peat Marwick LLP

                          Independent Auditors' Report


The Board of Directors
Regency Realty Corporation:

We have audited the accompanying statement of revenues and certain expenses (defined as being gross income less operating costs and expenses, exclusive of expenses not directly related to the operation of the property) of Oakley Plaza for the year ended December 31, 1996. This financial statement is the responsibility of management. Our responsibility is to express an opinion on this statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses of Oakley Plaza was prepared for the purposes of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Regency Realty Corporation and excludes material amounts, described in note 1 to the statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the property.

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses (as defined above) of Oakley Plaza for the year ended December 31, 1996, in conformity with generally accepted accounting principles.




                                                   KPMG Peat Marwick LLP
                                                   Certified Public Accountants



Jacksonville, Florida
June 13, 1997

                                  OAKLEY PLAZA

                   Statement of Revenues and Certain Expenses

                      For the year ended December 31, 1996





Real estate operation revenues:
    Minimum rent                                                  $   711,301
    Recoveries from tenants                                            71,987
                                                                    ---------
           Total revenues                                             783,288
                                                                    ---------
Real estate operation expenses:
    Operating and maintenance                                          66,719
    Management fees                                                    23,319
    Real estate taxes                                                  65,057
    General and administrative                                         16,202
                                                                    ---------
           Total expenses                                             171,297
                                                                    ---------

        Revenues in excess of certain expenses                    $   611,991
                                                                    =========

See accompanying notes to statement of revenues and certain expenses.

                                  OAKLEY PLAZA

               Notes to Statement of Revenues and Certain Expenses

                      For the year ended December 31, 1996






1.    Basis of Presentation

      The statement of revenues and certain expenses relates to the operation of a 117,110 square foot shopping center (the "Property") located in Asheville, North Carolina.

      The Property's financial statement is prepared on the accrual basis of accounting in conformity with generally accepted accounting principles.

      Subsequent to December 31, 1996, the Property was acquired by Regency Realty Corporation (RRC) in a transaction accounted for as a purchase. All operations of the Property will be included in the consolidated financial statements of RRC beginning at the acquisition date.

      The accompanying financial statement is not representative of the actual operations for the period presented as certain expenses, which may not be comparable to the expenses expected to be incurred by RRC in the proposed future operation of the Property, have been excluded. RRC is not aware of any material factors relating to the Property that would cause the reported financial information not to be necessarily indicative of future operating results. Costs not directly related to the operation of the Property have been excluded, and consist of interest, depreciation, professional fees, and various other non operating expenses.


2.    Operating Leases

      For the year ended December 31, 1996, the following tenants paid minimum rent that exceeded 10% of the total minimum rent earned by the Property:

                             Western Auto            $   90,360
                             Bi-Lo, Inc.                209,590
                                                      ---------
                                                     $  299,950
                                                      =========

      In addition, approximately $202,000 is included in minimum rent, which records the effect of scheduled rent increases for one tenant, recognized on a straight line basis over the total lease term.

                                  OAKLEY PLAZA

               Notes to Statement of Revenues and Certain Expenses

                      For the year ended December 31, 1996






2.    Operating Leases, continued

      The Property is leased to tenants under operating leases with expiration dates extending to the year 2008. Future minimum rent under noncancelable operating leases as of December 31, 1996, excluding tenant reimbursements of operating expenses and excluding additional contingent rentals based on tenants' sales volume, are as follows:


                      Year ending December 31,     Amount

                               1997            $   837,980
                               1998                919,699
                               1999                857,120
                               2000                779,151
                               2001                786,015

                          Independent Auditors' Report


The Board of Directors
Regency Realty Corporation:

We have audited the accompanying statement of revenues and certain expenses (defined as being gross income less operating costs and expenses, exclusive of expenses not directly related to the operation of the property) of Mariners Village Shopping Center for the year ended December 31, 1996. This financial statement is the responsibility of management. Our responsibility is to express an opinion on this statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses of Mariners Village Shopping Center was prepared for the purposes of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Regency Realty Corporation and excludes material amounts, described in note 1 to the statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the property.

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses (as defined above) of Mariners Village Shopping Center for the year ended December 31, 1996, in conformity with generally accepted accounting principles.




                                                   KPMG Peat Marwick LLP
                                                   Certified Public Accountants



Jacksonville, Florida
June 9, 1997

                        MARINERS VILLAGE SHOPPING CENTER

                   Statement of Revenues and Certain Expenses

                      For the year ended December 31, 1996


Real estate operation revenues:
    Minimum rent                                                 $   805,443
    Percentage rent                                                   27,456
    Recoveries from tenants                                          162,403
                                                                   ---------
           Total revenues                                            995,302
                                                                   ---------

Real estate operation expenses:
    Operating and maintenance                                        194,531
    Management fees                                                   29,327
    Real estate taxes                                                144,503
                                                                   ---------
           Total expenses                                            368,361
                                                                   ---------

        Revenues in excess of certain expenses                   $   626,941
                                                                   =========

See accompanying notes to statement of revenues and certain expenses.

                        MARINERS VILLAGE SHOPPING CENTER

                Notes to Statement of Revenues and Certain Expenses

                      For the year ended December 31, 1996


1.    Basis of Presentation

      The statement of revenues and certain expenses relates to the operation of a 117,665 square foot shopping center (the "Property") located in Orlando, Florida.

      The Property's financial statement is prepared on the accrual basis of accounting in conformity with generally accepted accounting principles.

      Subsequent to December 31, 1996, the Property was acquired by Regency Realty Corporation (RRC) in a transaction accounted for as a purchase. All operations of the Property will be included in the consolidated financial statements of RRC beginning at the acquisition date.

      The accompanying financial statement is not representative of the actual operations for the period presented as certain expenses, which may not be comparable to the expenses expected to be incurred by RRC in the proposed future operation of the Property, have been excluded. RRC is not aware of any material factors relating to the Property that would cause the reported financial information not to be necessarily indicative of future operating results. Costs not directly related to the operation of the Property have been excluded, and consist of interest, depreciation, professional fees, and various other non operating expenses.


2.    Operating Leases

      For the year ended December 31, 1996, the following tenants paid minimum rent that exceeded 10% of the total minimum rent earned by the Property:

                             Walgreens             $    104,000
                             Winn Dixie                 294,851
                                                     ----------
                                                   $    398,851

                        MARINERS VILLAGE SHOPPING CENTER

               Notes to Statement of Revenues and Certain Expenses

                      For the year ended December 31, 1996



2.    Operating Leases, continued

      The Property is leased to tenants under operating leases with expiration dates extending to the year 2026. Future minimum rent under noncancelable operating leases as of December 31, 1996, excluding tenant reimbursements of operating expenses and excluding additional contingent rentals based on tenants' sales volume, are as follows:


                      Year ending December 31,     Amount

                               1997            $   932,636
                               1998                894,564
                               1999                835,215
                               2000                725,434
                               2001                584,742

                          Independent Auditors' Report


The Board of Directors
Regency Realty Corporation:

We have audited the accompanying statement of revenues and certain expenses (defined as being gross income less operating costs and expenses, exclusive of expenses not directly related to the operation of the property) of Carmel Commons Shopping Center for the year ended December 31, 1996. This financial statement is the responsibility of management. Our responsibility is to express an opinion on this statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses of Carmel Commons Shopping Center was prepared for the purposes of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Regency Realty Corporation and excludes material amounts, described in note 1 to the statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the property.

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses (as defined above) of Carmel Commons Shopping Center for the year ended December 31, 1996, in conformity with generally accepted accounting principles.




                                                   KPMG Peat Marwick LLP
                                                   Certified Public Accountants



Jacksonville, Florida
June 13, 1997

                         CARMEL COMMONS SHOPPING CENTER

                   Statement of Revenues and Certain Expenses

                      For the year ended December 31, 1996





Real estate operation revenues:
    Minimum rent                                             $   1,245,907
    Percentage rent                                                 44,854
    Recoveries from tenants                                        262,997
                                                               -----------
           Total revenues                                        1,553,758
                                                               -----------

Real estate operation expenses:
    Operating and maintenance                                      159,862
    Management fees                                                 79,155
    Real estate taxes                                              145,645
    General and administrative                                      15,273
                                                               -----------
           Total expenses                                          399,935
                                                               -----------

        Revenues in excess of certain expenses               $   1,153,823
                                                               ===========


See accompanying notes to statement of revenues and certain expenses.

                         CARMEL COMMONS SHOPPING CENTER

              Notes to Statement of Revenues and Certain Expenses

                     For the year ended December 31, 1996






1.    Basis of Presentation

      The statement of revenues and certain expenses relates to the operation of a 132,647 square foot shopping center (the "Property") located in Charlotte, North Carolina.

      The Property's financial statement is prepared on the accrual basis of accounting in conformity with generally accepted accounting principles.

      Subsequent to December 31, 1996, the Property was acquired by Regency Realty Corporation (RRC) in a transaction accounted for as a purchase. All operations of the Property will be included in the consolidated financial statements of RRC beginning at the acquisition date.

      The accompanying financial statement is not representative of the actual operations for the period presented as certain expenses, which may not be comparable to the expenses expected to be incurred by RRC in the proposed future operation of the Property, have been excluded. RRC is not aware of any material factors relating to the Property that would cause the reported financial information not to be necessarily indicative of future operating results. Costs not directly related to the operation of the Property have been excluded, and consist of interest, depreciation, professional fees, and various other non operating expenses.


2.    Operating Leases

      For the year ended December 31, 1996, no tenants paid minimum rent that exceeded 10% of the total minimum rent earned by the Property.

                         CARMEL COMMONS SHOPPING CENTER

                Notes to Statement of Revenues and Certain Expenses

                      For the year ended December 31, 1996






2.    Operating Leases, continued

      The Property is leased to tenants under operating leases with expiration dates extending to the year 2010. Future minimum rent under noncancelable operating leases as of December 31, 1996, excluding tenant reimbursements of operating expenses and excluding additional contingent rentals based on tenants' sales volume, are as follows:


                      Year ending December 31,     Amount

                               1997            $ 1,267,048
                               1998              1,204,763
                               1999              1,026,774
                               2000                686,093
                               2001                544,921

                          Independent Auditors' Report


The Board of Directors
Regency Realty Corporation:

We have audited the accompanying statement of revenues and certain expenses (defined as being gross income less operating costs and expenses, exclusive of expenses not directly related to the operation of the property) of Mainstreet Square Shopping Center for the year ended December 31, 1996. This financial statement is the responsibility of management. Our responsibility is to express an opinion on this statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses of Mainstreet Square Shopping Center was prepared for the purposes of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Regency Realty Corporation and excludes material amounts, described in note 1 to the statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the property.

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses (as defined above) of Mainstreet Square Shopping Center for the year ended December 31, 1996, in conformity with generally accepted accounting principles.




                                                   KPMG Peat Marwick LLP
                                                   Certified Public Accountants



Jacksonville, Florida
June 11, 1997

                        MAINSTREET SQUARE SHOPPING CENTER

                   Statement of Revenues and Certain Expenses

                      For the year ended December 31, 1996





Real estate operation revenues:
    Minimum rent                                                 $   671,802
    Recoveries from tenants                                          116,756
                                                                   ---------
           Total revenues                                            788,558
                                                                   ---------

Real estate operation expenses:
    Operating and maintenance                                        144,763
    Management fees                                                   28,035
    Real estate taxes                                                102,601
    General and administrative                                        24,853
                                                                   ---------
           Total expenses                                            300,252
                                                                   ---------

        Revenues in excess of certain expenses                   $   488,306
                                                                   =========

See accompanying notes to statement of revenues and certain expenses.

                        MAINSTREET SQUARE SHOPPING CENTER

                     Notes to Statement of Revenues and Certain Expenses

                      For the year ended December 31, 1996






1.    Basis of Presentation

      The statement of revenues and certain expenses relates to the operation of a 107,159 square foot shopping center (the "Property") located in Orlando, Florida.

      The Property's financial statement is prepared on the accrual basis of accounting in conformity with generally accepted accounting principles.

      Subsequent to December 31, 1996, the Property was acquired by Regency Realty Corporation (RRC) in a transaction accounted for as a purchase. All operations of the Property will be included in the consolidated financial statements of RRC beginning at the acquisition date.

      The accompanying financial statement is not representative of the actual operations for the period presented as certain expenses, which may not be comparable to the expenses expected to be incurred by RRC in the proposed future operation of the Property, have been excluded. RRC is not aware of any material factors relating to the Property that would cause the reported financial information not to be necessarily indicative of future operating results. Costs not directly related to the operation of the Property have been excluded, and consist of interest, depreciation, professional fees, and various other non operating expenses.


2.    Operating Leases

      For the year ended December 31, 1996, the following tenants paid minimum rent that exceeded 10% of the total minimum rent earned by the Property:

                             Walgreens                  $   131,625
                             Winn Dixie                     330,400
                                                          ---------
                                                        $   462,025

                        MAINSTREET SQUARE SHOPPING CENTER

                Notes to Statement of Revenues and Certain Expenses

                      For the year ended December 31, 1996






2.    Operating Leases, continued

      The Property is leased to tenants under operating leases with expiration dates extending to the year 2008. Future minimum rent under noncancelable operating leases as of December 31, 1996, excluding tenant reimbursements of operating expenses and excluding additional contingent rentals based on tenants' sales volume, are as follows:


                      Year ending December 31,     Amount

                               1997            $   705,353
                               1998                658,599
                               1999                643,678
                               2000                614,592
                               2001                563,215

                          Independent Auditors' Report


The Board of Directors
Regency Realty Corporation:

We have audited the accompanying statement of revenues and certain expenses (defined as being gross income less operating costs and expenses, exclusive of expenses not directly related to the operation of the property) of Eastport Plaza Shopping Center for the year ended December 31, 1996. This financial statement is the responsibility of management. Our responsibility is to express an opinion on this statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses of Eastport Plaza Shopping Center was prepared for the purposes of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Regency Realty Corporation and excludes material amounts, described in note 1 to the statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the property.

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses (as defined above) of Eastport Plaza Shopping Center for the year ended December 31, 1996, in conformity with generally accepted accounting principles.




                                                   KPMG Peat Marwick LLP
                                                   Certified Public Accountants



Jacksonville, Florida
June 11, 1997

                         EASTPORT PLAZA SHOPPING CENTER

                   Statement of Revenues and Certain Expenses

                      For the year ended December 31, 1996





Real estate operation revenues:
    Minimum rent                                                 $   1,724,405
    Recoveries from tenants                                            339,065
                                                                   -----------
           Total revenues                                            2,063,470
                                                                   -----------

Real estate operation expenses:
    Operating and maintenance                                          304,017
    Management fees                                                     66,335
    Real estate taxes                                                  204,514
    General and administrative                                          39,080
                                                                    ----------
           Total expenses                                              613,946
                                                                    ----------

        Revenues in excess of certain expenses                    $  1,449,524
                                                                   ===========
See accompanying notes to statement of revenues and certain expenses.

                         EASTPORT PLAZA SHOPPING CENTER

                Notes to Statement of Revenues and Certain Expenses

                      For the year ended December 31, 1996






1.    Basis of Presentation

      The statement of revenues and certain expenses relates to the operation of a 232,270 square foot shopping center (the "Property") located in Port St. Lucie, Florida.

      The Property's financial statement is prepared on the accrual basis of accounting in conformity with generally accepted accounting principles.

      Subsequent to December 31, 1996, the Property was acquired by Regency Realty Corporation (RRC) in a transaction accounted for as a purchase. All operations of the Property will be included in the consolidated financial statements of RRC beginning at the acquisition date.

      The accompanying financial statement is not representative of the actual operations for the period presented as certain expenses, which may not be comparable to the expenses expected to be incurred by RRC in the proposed future operation of the Property, have been excluded. RRC is not aware of any material factors relating to the Property that would cause the reported financial information not to be necessarily indicative of future operating results. Costs not directly related to the operation of the Property have been excluded, and consist of interest, depreciation, professional fees, and various other non operating expenses.


2.    Operating Leases

      For the year ended December 31, 1996, the following tenants paid minimum rent that exceeded 10% of the total minimum rent earned by the Property:

                      Publix                            $   237,933
                      Sears Roebuck & Company               249,568
                      K-mart                                453,678
                                                          ---------
                                                        $   941,179

                         EASTPORT PLAZA SHOPPING CENTER

                 Notes to Statement of Revenues and Certain Expenses

                      For the year ended December 31, 1996






2.    Operating Leases, continued

      The Property is leased to tenants under operating leases with expiration dates extending to the year 2016. Future minimum rent under noncancelable operating leases as of December 31, 1996, excluding tenant reimbursements of operating expenses and excluding additional contingent rentals based on tenants' sales volume, are as follows:


                      Year ending December 31,     Amount

                               1997            $ 1,751,729
                               1998              1,608,444
                               1999              1,528,828
                               2000              1,427,910
                               2001              1,190,250

                          Independent Auditors' Report


The Board of Directors
Regency Realty Corporation:

We have audited the accompanying statement of revenues and certain expenses (defined as being gross income less operating costs and expenses, exclusive of expenses not directly related to the operation of the property) of Hyde Park Plaza for the year ended December 31, 1996. This financial statement is the responsibility of management. Our responsibility is to express an opinion on this statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses of Hyde Park Plaza was prepared for the purposes of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Regency Realty Corporation and excludes material amounts, described in note 1 to the statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the property.

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses (as defined above) of Hyde Park Plaza for the year ended December 31, 1996, in conformity with generally accepted accounting principles.




                                                   KPMG Peat Marwick LLP
                                                   Certified Public Accountants



Jacksonville, Florida
June 20, 1997

                                 HYDE PARK PLAZA

                   Statement of Revenues and Certain Expenses

                      For the year ended December 31, 1996





Real estate operation revenues:
    Minimum rent                                            $     3,956,819
    Percentage rent                                                 274,026
    Recoveries from tenants                                         787,452
                                                              -------------
        Total revenues                                            5,018,297
                                                              -------------

Real estate operation expenses:
    Operating and maintenance                                       333,904
    Management fees                                                 168,256
    Real estate taxes                                               615,138
    General and administrative                                       27,766
                                                              -------------
        Total expenses                                            1,145,064
                                                              -------------
        Revenues in excess of certain expenses            $       3,873,233
                                                              =============



See accompanying notes to statement of revenues and certain expenses.

                                 HYDE PARK PLAZA

                     Notes to Statement of Revenues and Certain Expenses

                      For the year ended December 31, 1996


1.    Basis of Presentation

      The statement of revenues and certain expenses relates to the operation of a 374,537 square foot shopping center (the "Property") located in Cincinnati, Ohio.

      The Property's financial statement is prepared on the accrual basis of accounting in conformity with generally accepted accounting principles.

      Subsequent to December 31, 1996, the Property was acquired by Regency Realty Corporation (RRC) in a transaction accounted for as a purchase. All operations of the Property will be included in the consolidated financial statements of RRC beginning at the acquisition date.

      The accompanying financial statement is not representative of the actual operations for the period presented as certain expenses, which may not be comparable to the expenses expected to be incurred by RRC in the proposed future operation of the Property, have been excluded. RRC is not aware of any material factors relating to the Property that would cause the reported financial information not to be necessarily indicative of future operating results. Costs not directly related to the operation of the Property have been excluded, and consist of interest, depreciation, professional fees, and various other non operating expenses.


2.    Operating Leases

      For the year ended December 31, 1996, Thriftway Inc. paid minimum rent of $835,044, which exceeded 10% of the total minimum rent earned by the Property.

      The Property is leased to tenants under operating leases with expiration dates extending to the year 2012. Future minimum rent under noncancelable operating leases as of December 31, 1996, excluding tenant reimbursements of operating expenses and excluding additional contingent rentals based on tenants' sales volume, are as follows:

                      Year ending December 31,     Amount

                               1997            $ 3,883,815
                               1998              3,893,620
                               1999              3,534,348
                               2000              2,963,250
                               2001              2,364,720

                         Regency Realty Corporation
                      Pro Forma Consolidated Balance Sheet
                                  June 30, 1997
                                   (Unaudited)


The pro forma consolidated balance sheet is incorporated by reference to the Company's Form 10-Q for the quarter ended June 30, 1997 filed on August 11,
1997. The acquisitions of Hyde Park Plaza, Oakley Plaza, Mariner's Village, Carmel Commons, Mainstreet Square, and East Port Plaza (the Acquisition
Properties) had been completed as of that date, and are therefore included in the Company's June 30, 1997 consolidated balance sheet. The Company's balance sheet should be read in conjunction with the Company's annual report filed on Form 10-K for the year ended December 31, 1996, and the pro forma consolidated statements of operations of the Company and notes thereto included elsewhere herein.

The following unaudited pro forma consolidated statements of operations are based upon the historical consolidated statements of operations for the six month period ended June 30, 1997 and the year ended December 31, 1996 and are presented as if the Company had acquired the Acquisition Properties as of January 1, 1997 and 1996, respectively. The Regency Retail L.P. (RRLP) pro forma statements for the year ended December 31, 1996 were filed on Form 8-K/A-2 dated March 7, 1997 to reflect the acquisition of Branch Properties, L.P. and Predecessor. These pro forma consolidated statements of operations should be read in conjunction with the Company's 1996 Form 10-K, the pro forma consolidated balance sheet of the Company, and the Statement of Revenues and Certain Expenses of the Acquisition Properties and notes thereto included elsewhere herein.

The unaudited pro forma consolidated statements of operations are not necessarily indicative of what the actual results of the Company would have been assuming the transactions had been completed as set forth above, nor does it purport to represent the Company's results of operations in future periods.

For the Six Month Period Ended June 30, 1997

                                                    Regency                                                        Regency
                                                    Realty                                                          Realty
                                                    Corporation      Regency        Acquisition    Pro Forma      Corporation
                                                    Historical     Retail L.P.      Properties     Ajustments      Pro Forma

Real estate operating revenues:                                         (a)              (b)
       Minimum rent                                      $30,561            $3,596         3,063            0          37,220
       Percentage rent                                     1,108               167           135            0           1,410
       Recoveries from tenants                             6,986               751           593            0           8,329
       Other recoveries and income                             0                 0             0            0               0
       Equity income of unconsolidated
        partnerships                                          17                 0             0            0              17
                                                    -------------   --------------- -------------  -----------   -------------
                                                          38,672             4,514         3,791            0          46,976
                                                    -------------   --------------- -------------  -----------   -------------

Real estate operating expenses:
       Operating and maintenance                           5,989               595           547            0           7,131
       Real estate taxes                                   3,599               404           440            0           4,443
                                                    -------------   --------------- -------------  -----------   -------------
                                                           9,588               999           987            0          11,574
                                                    -------------   --------------- -------------  -----------   -------------

            Net Property Revenues                         29,084             3,514         2,804            0          35,403

Third party revenues:
       Leasing, brokerage and development fees             2,731               735             0            0           3,466
       Property management fees                              957               325             0            0           1,281
                                                    -------------   --------------- -------------  -----------   -------------
                                                           3,688             1,059             0            0           4,747
                                                    -------------   --------------- -------------  -----------   -------------

Other expense (income):
       General and administrative                          5,216               683             0            0           5,899
       Depreciation & amortization                         7,075               972             0        1,057 (c)       9,104
       Branch formation expenses                               0                 0             0            0               0
       Interest expense                                   10,221             1,517             0        3,518 (d)      15,257
       Interest income                                      (453)              (33)            0            0            (485)
                                                    -------------   --------------- -------------  -----------   -------------
                                                          22,059             3,139             0        4,575          29,774
                                                    -------------   --------------- -------------  -----------   -------------

            Net income                                    10,712             1,435         2,804       (4,575)         10,376

Minority interest in consolidated
   property partnerships                                  (1,949)             (313)            0        1,323 (e)        (939)

                                                    =============   =============== =============  ===========   =============
       Net income for common stockholders                 $8,764            $1,122        $2,804      ($3,252)         $9,437
                                                    =============   =============== =============  ===========   =============

Earnings per share (note (f)):
       Primary                                                                                                          $0.60
                                                                                                                 =============
       Fully diluted                                                                                                    $0.56
                                                                                                                 =============

                          Regency Realty Corporation
               Pro Forma Consolidated Statements of Operations
           For the Six Month Period ended June 30, 1997 and the Year
                        ended December 31, 1996
                             (Unaudited)
               In thousands, except share and per share data)



For the Year Ended December 31, 1996

                                                       Regency                                                    Regency
                                                        Realty                                                     Realty
                                                      Corporation     Regency      Acquisition     Pro Forma     Corporation
                                                      Historical    Retail L.P.    Properties     Adjustments     Pro Forma

Real estate operating revenues:                                          (a)                         (b)
-------------------------------
       Minimum rent                                     $34,706       $16,449        9,115             0           60,270
       Percentage rent                                      998           150          346             0            1,494
       Recoveries from tenants                            7,729         3,254        1,740             0           12,723
       Other recoveries and income                            0           321            0             0              321
       Equity income of unconsolidated
         partnerships                                        70             0            0             0               70
                                                 ---------------  ------------   ----------  ------------      -----------
                                                         43,503        20,174       11,201             0           74,878
                                                 ---------------  ------------   ----------  ------------      -----------

Real estate operating expenses:
       Operating and maintenance                          7,656         7,608        1,721             0           16,985
       Real estate taxes                                  4,409         1,596        1,279             0            7,284
                                                 ---------------  ------------   ----------  ------------      -----------
                                                         12,065         9,204        3,000             0           24,269
                                                 ---------------  ------------   ----------  ------------      -----------

            Net Property Revenues                        31,438        10,970        8,201             0           50,609

Third party revenues:
       Leasing, brokerage and development fees            2,852         3,576            0             0            6,428
       Property management fees                             592           879            0             0            1,471
                                                 ---------------  ------------   ----------  ------------      -----------
                                                          3,444         4,455            0             0            7,899
                                                 ---------------  ------------   ----------  ------------      -----------

Other expense (income):
       General and administrative                         6,048         2,547            0             0            8,595
       Depreciation & amortization                        8,758         5,141            0         2,114 (c)       16,013
       Branch formation expenses                              0           108            0             0              108
       Interest expense                                  10,777         5,222            0         7,037 (d)       23,036
       Interest income                                     (666)            0            0             0             (666)
                                                 ---------------  ------------   ----------  ------------      -----------
                                                         24,917        13,018            0         9,151           47,086
                                                 ---------------  ------------   ----------  ------------      -----------

            Net income                                    9,965         2,407        8,201        (9,151)          11,422

Minority interest in consolidated
   property partnerships                                      0        (1,780)           0         1,084 (e)         (696)
Preferred stock dividends                                   (58)            0            0             0              (58)

                                                 ===============  ============   ==========  ============      ===========
       Net income for common stockholders                $9,907          $627       $8,201       ($8,067)         $10,668
                                                 ===============  ============   ==========  ============      ===========

Earnings per share (note (f)):
       Primary                                                                                                       $0.74
                                                                                                               ============
       Fully diluted                                                                                                 $0.72
                                                                                                               ============

                                Regency Realty Corporation
                     Notes to Pro Forma Consolidated Statements of Operations
                         For the Six Month  Period  ended June 30, 1997 and
                                  the Year ended December 31, 1996
                                             (Unaudited)
                           (In thousands, except share and per share data)

  (a) Reflects results of operations for Regency Retail L.P. for the period from January 1, 1997 to March 7, 1997 (acquisition date), and pro forma results of operations as reflected in Form 8-K/A-2 dated March 7, 1997.

  (b) Reflects revenues and certain expenses of the Acquisition Properties for the period from January 1, 1997 to the respective acquisition date of the property and for the year ended December 31, 1996.


For the period from January 1, 1997 to the Acquisition Date

     Property           Acquisition        Minimum         Percentage       Recoveries        Operating &         Real
       Name                Date             Rent              Rent         from Tenants       Maintenance     Estate Taxes
       ----            --------------  ----------------  ---------------- ----------------  ---------------- ----------------

  Hyde Park Plaza        06/06/97      $         1,702               118              339               228              265
  Oakley Plaza           03/14/97                  142                 0               14                21               13
  Mariner's Village      03/25/97                  185                 6               37                52               33
  Carmel Commons         03/28/97                  297                11               63                61               35
  Mainstreet Square      04/15/97                  193                 0               34                57               30
  East Port Plaza        04/25/97                  543                 0              107               129               65
                                       ================  ================ ================  ================ ================
                                       $         3,063               135              593               547              440
                                       ================  ================ ================  ================ ================


For the year ended December 31, 1996

     Property                              Minimum         Percentage       Recoveries        Operating &         Real
       Name                                 Rent              Rent         from Tenants       Maintenance     Estate Taxes
                                       ----------------  ---------------- ----------------  ---------------- ----------------

  Hyde Park Plaza                      $         3,957               274              787               530              615
  Oakley Plaza                                     711                 0               72               106               65
  Mariner's Village                                805                27              162               224              145
  Carmel Commons                                 1,246                45              263               254              146
  Mainstreet Square                                672                 0              117               198              103
  East Port Plaza                                1,724                 0              339               409              205
                                       ================  ================ ================  ================ ================
                                       $         9,115               346            1,740             1,721            1,279
                                       ================  ================ ================  ================ ================


  (c) Depreciation expense is based upon the costs allocated to the buildings acquired with a useful life equal to forty years.

For the year ended December 31, 1996

         Property                                   Building and     Year Building                         Annual
           Name                                     Improvements    Built/Renovated     Useful Life     Depreciation
                                                   ---------------- ----------------  ---------------- ----------------

      Hyde Park Plaza                                   33,734         1995               38            $     888
      Oakley Plaza                                       6,428         1988               31                  207
      Mariner's Village                                  5,979         1986               29                  206
      Carmel Commons                                     9,335         1979               22                  424
      Mainstreet Square                                  4,581         1988               31                  148
      East Port Plaza                                    8,179         1991               34                  241
                                                                                                        ==========
           Pro forma depreciation expense for the year ended December 31, 1996                              2,114
                                                                                                        ==========

           Pro forma depreciation expense for the six month period ended June 30, 1997                  $   1,057
                                                                                                        ==========

                                Regency Realty Corporation
                     Notes to Pro Forma Consolidated Statements of Operations
                         For the Six Month  Period  ended June 30, 1997 and
                                  the Year ended December 31, 1996
                                             (Unaudited)
                           (In thousands, except share and per share data)




 (d) To reflect interest expense on the acquisition and development line of credit for draws for property acquisitions in the amount of $66,596 at an average interest rate of 7.4% and the assumption of a $24,750 mortgage loan at 8.52% on Hyde Park Plaza.


            Pro forma interest expense for
               the year ended December 31, 1996               $          7,037
                                                              ================

            Pro forma interest expense for
               the six month period ended June 30, 1997       $          3,518
                                                              ================

  (e) On June 13, 1997, 3,027,080 redeemable partnership units of RRLP converted to common stock, increasing the Company's direct ownership interest in RRLP to 88%. The adjustment reflects the operations of RRLP on a pro forma basis as if the Company had owned 88% of RRLP during 1996 and 1997.

  (f)    Earnings per share

                                                                                                  December 31,       June 30,
                                                                                                      1996             1997
                                                                                                ---------------- ----------------
                Primary Common Shares and Per Share Calculation:
                     Total Primary Shares                                                                15,380           17,161

                     Income from continuing operations for common stockholders                           10,668            9,437
                     Minority Interest in RRLP                                                              696              939
                                                                                                ---------------- ----------------
                               Income for Primary Shareholders                                           11,364           10,376
                                                                                                ---------------- ----------------

                     Primary earnings per share                                                            0.74             0.60
                                                                                                ================ ================


                Fully Diluted Common Shares and Per Share Calculation:
                     Contingent Units or common stock that could be issued to
                     previous  Branch owners in 1998,  1999,  and 2000 if earned
                     per the terms of the Contribution Agreement.                                         1,020            1,020
                                                                                                ---------------- ----------------
                               Total Fully Diluted Shares                                                16,400           18,181
                                                                                                ---------------- ----------------

                     Required  increase in income  from real  estate  operations necessary  to earn  contingent  shares,  less  applicable
                       depreciation on increased purchase price.                                            439             (262)

                     Income from continuing operations before extraordinary item for common stockholders for computation of fully diluted
                       earnings per share                                                                11,803           10,114
                                                                                                ---------------- ----------------

                     Fully diluted earnings per share                                                      0.72             0.56
                                                                                                ================ ================

                                   SIGNATURE


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            REGENCY REALTY CORPORATION
                                            (registrant)



Date:  August 13, 1997                      By:/s/ J.Christian Leavitt
                                            --------------------------
                                                   J. Christian Leavitt
                                                  Treasurer and Secretary